EXHIBIT 10.2

[Non-Employee Directors/Consultants]

REXAHN PHARMACEUTICALS, INC.
STOCK OPTION PLAN

STOCK OPTION GRANT AGREEMENT

THIS AGREEMENT, made as of the ___th day of _________, 200__ (the "Grant Date"), by and between (i) Rexahn Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and (ii) ________________, an individual who serves as a [director of/consultant to] the Company ("Optionee").

WHEREAS, the Board of Directors and stockholders of the Company have duly adopted and approved the Rexahn Pharmaceuticals, Inc. Stock Option Plan (the "Plan"); and

WHEREAS, in order to provide an incentive to Optionee to serve as a [director of/consultant to] the Company and for such other purposes as are set forth in the Plan, the Committee responsible for administration of the Plan has determined to grant an option to Optionee as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.           Grant of Option.

1.1.           Subject to the terms and conditions hereafter set forth including, without limitation, Optionee's compliance with Optionee's representations, covenants and agreements in Sections 13 through 20 hereof inclusive and Optionee's execution contemporaneously with this Agreement of the Stockholder's Agreement of even date herewith (the "Stockholder's Agreement"), the Company hereby grants to Optionee the right and option (the "Option") to purchase all or any part of an aggregate of ______ whole shares of Common Stock of the Company (the "Shares").

1.2.           This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.  In the event any provision of this Agreement shall conflict with any of the terms in the Plan as constituted on the Grant Date, the terms of the Plan as constituted on the Grant Date shall control.

2.           Purchase Price.

The price at which Optionee shall be entitled to purchase the Shares upon the exercise of the Option shall be $______ per Share (the "Exercise Price").

3.           Duration of Option.

The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be terminated earlier, as provided in Sections  5.1, 7.1 and 22 hereof.

4.           Vesting of Option.

4.1.           So long as Optionee shall not have violated the provisions of Sections 13 through 20 hereof inclusive, and further subject to the provisions of the Plan and this Agreement regarding the duration of the Option and the period during which the Option may be exercised, except as provided in Section 4.2 hereof, Optionee shall become vested in the Options as follows:

(a)           One hundred percent (100%) of the Options shall vest on the first (1st) anniversary of the Grant Date.

4.2.           Notwithstanding Section 4.1 hereof, but subject to the provisions of the Plan and this Agreement regarding the duration of the Option and the Period during which the Option may be exercised, Optionee shall become one hundred percent (100%) vested in the Options if a Change of Control, as provided in Section 5.1 hereof, shall occur prior to the termination or expiration of the Option.

4.3.           For purposes of this Agreement, the Options which are vested are referred to as "Vested Options".  The Option may be exercised with respect to the Vested Options, as provided under the applicable provisions of this Agreement.

5.           Effect of a Change of Control.

5.1.           In the event of any Change of Control (as defined in the Plan), the vesting of each outstanding Option shall automatically accelerate so that each such Option shall, immediately prior to the effective date of the Change of Control, become fully exercisable for all of the Shares at the time subject to such Option and may be exercised for any or all of those Shares as fully-vested Options.  However, an outstanding Option shall NOT so accelerate if and to the extent such Option is, in connection with the Change of Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option for shares of the capital stock of the successor corporation (or the parent thereof).  The determination of Option comparability shall be made by the administrator of the Plan, and its determination shall be final, binding and conclusive.

6.           Manner of Exercise and Payment.

6.1.           The Option may be exercised only if compliance with all applicable Federal and state securities laws can be effected and only by (a) Optionee's completion, execution and delivery to the Company of a Notice of Exercise substantially in the form attached hereto as Exhibit A and an investment letter (if required by the Company) as supplied by the Company, and (b) the payment to the Company, by cash or check, of an amount equal to the amount obtained by multiplying the Exercise Price by the number of Shares being purchased pursuant to such exercise, as shall be specified by Optionee in such Notice of Exercise.

6.2.           Upon receipt of Notice of Exercise and full payment of the Exercise Price for the Shares in respect of which the Option is being exercised, the Company shall take such action as may be necessary to effect the transfer to Optionee of the number of Shares as to which such exercise was effective.

6.3.           Optionee shall not be deemed to be the owner of any of the Shares unless and until:  (i) the Option shall have been exercised pursuant to the terms of this Agreement and Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised; (ii) Optionee shall have satisfied all of Optionee's obligations regarding the withholding of taxes, as provided in Section 12 hereof; (iii) the Company shall have issued and delivered the Shares to Optionee; and (iv) Optionee's name shall have been entered as a shareholder of record on the books of the Company, whereupon Optionee shall have full dividend and other ownership rights with respect to such Shares.

7.           Termination of Engagement.

7.1.           If the Optionee's service as [director of/consultant to] the Company shall terminate or cease for any reason whatsoever, any unexercised portion of the Option (whether or not vested and exercisable) shall terminate and expire on the Termination Date, after which the Optionee shall have no right to exercise the Option.  For purposes of the foregoing, (i) if Optionee's service with the Company shall be terminated for Cause (as defined in Section 7.2 hereof), the "Termination Date" shall mean the effective date of Optionee's termination of service with the Company, or (ii) if Optionee's employment shall terminate for any reason other than Cause, the "Termination Date" shall mean the date that is thirty (30) days after the effective date of Optionee's termination of service with the Company.

7.2.           "Cause" shall mean (i) Optionee's conviction of any felony or business-related misdemeanor; (ii) fraud, theft or embezzlement; (iii) a material act of personal dishonesty affecting the Company; (iv) an act of gross neglect or gross misconduct; (v) the commission of any other act with the intent to harm or injure the Company; or (vi) a material breach of this Agreement.

8.           No Pre-Emptive Rights or Registration Rights.

Optionee shall not be entitled to any pre-emptive rights with respect to the Company's issuance of any Common Stock or other securities, nor shall Optionee be entitled to registration rights with respect to any Shares in the event that the Company files a registration statement under the Securities Act of 1933 with respect to the Common Stock or any other securities.

9.           Nontransferability.

The Option granted hereunder shall not be transferable by Optionee other than by will or the laws of descent and distribution and the Option may be exercised during the lifetime of Optionee only by Optionee or his or her guardian or legal representative.  The terms of the Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of Optionee.

10.           No Right to Continued Service.

Except as provided by the Company's certificate of incorporation and by-laws and the General Corporation Law of the State of Delaware, nothing in this Agreement or the Plan shall be interpreted or construed to confer upon Optionee any right with respect to continuation of the Optionee's service [as a non-employee director or consultant] with the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company to terminate Optionee's service at any time.  No change of Optionee's duties as an non-employee director or consultant of the Company shall result in, or be deemed to be, a modification of any terms of this Agreement.

11.           Adjustments.

In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event with respect to the Common Stock, the Committee may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities.  The Committee's adjustment shall be made in accordance with the provisions of Section 9 of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

12.           Withholding of Taxes.

At such times as Optionee exercises the Option, Optionee shall pay to the Company in cash an amount equal to the Federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with exercise of the Option (the "Withholding Taxes") prior to the issuance of the Shares in respect of which the Option was exercised.  The Company shall have the right to deduct from any payment of cash to which Optionee is entitled from the Company an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes.  In satisfaction of the Withholding Taxes, Optionee may make a written election, which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the Shares issuable to him upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

13.           Treatment of Information.

13.1.   Optionee acknowledges that, in and as a result of Optionee's engagement by the Company, Optionee shall or may be making use of, acquiring and/or adding to confidential information of a special and unique nature and value relating to such matters as the Company's trade secrets, systems, programs, procedures, manuals, confidential reports and communications and lists of customers and clients.  Optionee further acknowledges that any information and materials received by the Company from third parties in confidence (or subject to nondisclosure or similar covenants) shall be deemed to be and shall be confidential information within the meaning of this Section 13.  As a material inducement to the Company to grant to Optionee the Option, Optionee covenants and agrees that Optionee shall not, except with the prior written consent of the Company, or except if Optionee is acting as an non-employee director or consultant of the Company solely for the benefit of the Company in connection with the Company's business and in accordance with the Company's business practices and employee policies, at any time during or following the term of Optionee's engagement by the Company, directly or indirectly, disclose, divulge, reveal, report, publish, transfer or use, for any purpose whatsoever, any of such information which has been obtained by or disclosed to Optionee as a result of Optionee's engagement with the Company, including any of the information referred to in Section 14 hereof.

13.2.   Disclosure of any of the information referred to in Section 13.1 hereof shall not be prohibited if such disclosure is directly related to a valid and existing order of a court or other governmental body or agency within the United States; provided, however, that (i) Optionee shall first have given prompt notice to the Company of any possible or prospective order (or proceeding pursuant to which any such order may result) and (ii) the Company shall have been afforded a reasonable opportunity to prevent or limit any such disclosure.

14.           Definition of Protected Information.

14.1.   For purposes of this Agreement, the term "Protected Information" shall mean all of the information referred to in Section 13 hereof and all of the following materials and information (whether or not reduced to writing and whether or not patentable or protectible by copyright) which Optionee receives, receives access to, conceives or develops or has received, received access to, conceived or developed, in whole or in part, directly or indirectly, in connection with Optionee's engagement with the Company or in the course of Optionee's engagement with the Company (in any capacity, whether executive, managerial, planning, technical, sales, research, development, manufacturing, engineering or otherwise) or through the use of any of the Company's facilities or resources:

(a)           Application, operating system, data base, communication and other computer software, whether now or hereafter existing,  developed for use on any operating system, all modifications, enhancements and versions and all options available with respect thereto, and all future products developed or derived therefrom;

(b)           Source and object codes, flowcharts, algorithms, coding sheets, routines, sub-routines, compilers, assemblers, design concepts and related documentation and manuals;

(c)           Production processes, marketing techniques and arrangements, mailing lists, purchasing information, pricing policies, quoting procedures, financial information, customer and prospect names and requirements, employee, customer, supplier and distributor data and other materials or information relating to the Company's business and activities and the manner in which the Company does business;

(d)           Discoveries, concepts and ideas including, without limitation, the nature and results of research and development activities, processes, formulas, inventions, computer-related equipment or technology, techniques, "know-how", designs, drawings and specifications;

(e)           Any other materials or information related to the business or activities of the Company which are not generally known to others engaged in similar businesses or activities; and

(f)           All ideas which are derived from or relate to Optionee's access to or knowledge of any of the above enumerated materials and information.

14.2.    Failure to mark any of the Protected Information as confidential, proprietary or Protected Information shall not affect its status as part of the Protected Information under the terms of this Agreement.

14.3.   For purposes of this Agreement, the term "Protected Information" shall not include information which is or becomes publicly available without breach of (i) this Agreement, (ii) any other agreement or instrument to which the Company is a party or a beneficiary or (iii) any duty owed to the Company by Optionee or any third party; provided, however, that Optionee hereby acknowledges and agrees that, except as otherwise provided in Section 13.2 hereof, if Optionee shall seek to disclose, divulge, reveal, report, publish, transfer or use, for any purpose whatsoever, any Protected Information, Optionee shall bear the burden of proving that any such information shall have become publicly available without any such breach.

15.           Ownership of Information.

15.1.   Optionee covenants and agrees that all right, title and interest in any Protected Information shall be and shall remain the exclusive property of the Company; provided, however, that the foregoing shall not apply to any invention for which no equipment, supplies, facility or Protected Information of the Company was used, which was developed entirely on Optionee's own time, and which does not (i) relate to the business of the Company, (ii) relate to the Company's actual or demonstrably anticipated research or development or (iii) result from any work performed by Optionee for the Company.  Optionee agrees immediately to disclose to the Company all Protected Information developed in whole or in part by Optionee during the term of Optionee's engagement with the Company and to assign to the Company any right, title or interest Optionee may have in such Protected Information.  Optionee agrees to execute any instruments and to do all other things reasonably requested by the Company (both during and after Optionee's engagement with the Company) in order to vest more fully in the Company all ownership rights in those items hereby transferred by Optionee to the Company.

15.2.   If any one or more of the items described in Section 15.1 above are protectible by copyright and are deemed in any way to fall within the definition of "work made for hire," as such term is defined in 17 U.S.C. §101, such work shall be considered a "work made for hire," the copyright of which shall be owned solely, completely and exclusively by the Company.  If any one or more of the aforementioned items are protectible by copyright and are not considered to be included in the categories of works covered by the "work made for hire" definition contained in 17 U.S.C. §101, such items shall be deemed to be assigned and transferred completely and exclusively to the Company by virtue of the execution of this Agreement.

16.           Materials.

All notes, data, tapes, reference items, sketches, drawings, memoranda, records and other materials in any way relating to any of the information referred to in Sections 13 and 14 hereof (including, without limitation, any Protected Information) or to the Company's business shall belong exclusively to the Company and Optionee agrees to turn over to the Company all copies of such materials in Optionee's possession or under Optionee's control at the request of the Company or, in the absence of such a request, upon the termination of engagement of Optionee.

17.           Covenants Not to Compete or Hire Employees.

It is recognized and understood by the parties hereto that Optionee, through Optionee's association with the Company as an non-employee director or consultant, shall acquire a considerable amount of knowledge and goodwill with respect to the business of the Company, which knowledge and goodwill are extremely valuable to the Company and which would be extremely detrimental to the Company if used by Optionee to compete with the Company.  It is, therefore, understood and agreed by the parties hereto that, because of the nature of the business of the Company, it is necessary to afford fair protection to the Company from such competition by Optionee.  Consequently, as a material inducement to the Company to grant Optionee the Option, Optionee covenants and agrees that for the period commencing with the date hereof and ending one (1) year after Optionee's termination of service with the Company for any reason whatsoever, Optionee shall not  (a) engage, directly, indirectly or in concert with any other person or entity, in any activity, any service or promote any product which in any way competes with any service or product provided, sold, licensed or promoted by the Company or (b) directly or indirectly, solicit or divert or attempt to solicit or divert from the Company any customer, client, account or business of the Company.  Optionee further covenants and agrees that for the period commencing with the date hereof and ending one (1) year after Optionee's termination of engagement from the Company for any reason whatsoever, Optionee shall not, directly or indirectly, hire or engage or attempt to hire or engage any employee of the Company, whether for or on behalf of Optionee or for any entity in which Optionee shall have a direct or indirect interest (or any subsidiary or affiliate of any such entity), whether as a proprietor, partner, co-venturer, financier, investor or stockholder, director, officer, employer, employee, servant, agent, representative or otherwise.

18.           No Prior Agreements.

Optionee represents that Optionee's performance of all the terms of this Agreement and any services to be rendered as an non-employee director or consultant of the Company do not and shall not breach any fiduciary or other duty or any covenant, agreement or understanding (including, without limitation, any agreement relating to any proprietary information, knowledge or data acquired by Optionee in confidence, trust or otherwise prior to Optionee's engagement by the Company) to which Optionee is a party or by the terms of which Optionee may be bound.  Optionee covenants and agrees that Optionee shall not disclose to the Company, or induce the Company to use, any such proprietary information, knowledge or data belonging to any previous employer or others.  Optionee further covenants and agrees not to enter into any agreement or understanding, either written or oral, in conflict with the provisions of this Agreement.

19.           Injunctive Relief.

Optionee understands and agrees that the Company will suffer irreparable harm in the event that Optionee breaches any of Optionee's obligations under Sections 13, 15, 16, 17 or 18 hereof and that monetary damages will be inadequate to compensate the Company for such breach.  Accordingly, Optionee agrees that, in the event of a breach or threatened breach by Optionee of any of the provisions of Sections 13, 15, 16, 17 or 18 hereof, the Company, in addition to and not in limitation of any other rights, remedies or damages available to the Company at law or in equity, shall be entitled to a temporary restraining order, preliminary injunction and permanent injunction in order to prevent or to restrain any such breach by Optionee, or by any or all of Optionee's partners, co-venturers, employers, employees, servants, agents, representatives and any and all persons directly or indirectly acting for, on behalf of or with Optionee.

20.           Accounting for Profits; Indemnification.

Optionee covenants and agrees that, if Optionee shall violate any of Optionee's covenants or agreements contained in Sections 13, 15, 16 or 17 hereof, the Company shall be entitled to an accounting and repayment of all profits, compensation, royalties, commissions, remunerations or benefits which Optionee directly or indirectly shall have realized or may realize relating to, growing out of or in connection with any such violation; such remedy shall be in addition to and not in limitation of any injunctive relief or other rights or remedies to which the Company is or may be entitled at law or in equity or otherwise under this Agreement.  Optionee hereby agrees to defend, indemnify and hold harmless the Company against and in respect of:  (i) any and all losses and damages resulting from, relating or incident to, or arising out of any misrepresentation or breach by Optionee of any warranty, covenant or agreement made or contained in this Agreement; and (ii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable attorneys' fees) incident to the foregoing.

21.           Reasonableness of Restrictions.

OPTIONEE HAS CAREFULLY READ AND CONSIDERED THE PROVISIONS OF SECTIONS 13 THROUGH 20 HEREOF INCLUSIVE AND, HAVING DONE SO, AGREES THAT THE RESTRICTIONS SET FORTH IN SUCH SECTIONS ARE FAIR AND REASONABLE AND ARE REASONABLY REQUIRED FOR THE PROTECTION OF THE INTERESTS OF THE CORPORATION, AND ITS OFFICERS, DIRECTORS, STOCKHOLDERS AND EMPLOYEES.  OPTIONEE FURTHER AGREES THAT ALL SUCH PROVISIONS ARE IN FURTHERANCE AND NOT IN LIMITATION OF ANY OTHER COVENANTS AND RESTRICTIONS APPLICABLE TO OPTIONEE.

22.           Forfeiture of Right to Exercise Option.

Any breach by Optionee of any of Optionee's representations, covenants or agreements in Sections 13 through 20 hereof inclusive shall result in the forfeiture, as of the date of such breach, of all rights to exercise the Option.

23.           Optionee Bound by the Plan.

Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.
24.           Modification of Agreement.

This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

25.           Severability.

Whenever possible, each provision in this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held by a court of competent jurisdiction to be prohibited by or invalid or unenforceable under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of this Agreement shall remain in full force and effect.

26.           Governing Law.

The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

27.           Successors in Interest.

This Agreement shall inure to the benefit of and be binding upon any successor to the Company.  This Agreement shall inure to the benefit of Optionee's legal representatives.  All obligations imposed upon Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon Optionee's heirs, executors, administrators and successors.  As used in Sections 13 through 20 hereof inclusive and this Section 27, the term "Company" shall also include any corporation which is a parent or a subsidiary of the Company or any corporation or entity which is an affiliate of the Company by virtue of common (although not identical) ownership.  Optionee hereby consents to the enforcement of any and all of the provisions of this Agreement by or for the benefit of the Company and any such other corporation or entity.

28.           Resolution of Disputes.

Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee.  Any determination made hereunder shall be final, binding and conclusive on Optionee and Company for all purposes.

29.           Specific Performance.

Strict compliance by Optionee shall be required with each and every provision of this Agreement.  The parties hereto agree that the Shares are unique, that Optionee's failure to perform the obligations provided by this Agreement will result in irreparable damage to the Company and that specific performance of Optionee's obligations may be obtained by suit in equity.

30.           Interpretation.

30.1.   This Agreement and the Plan set forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Option and the Shares, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between them with respect to the Option or the Shares other than as set forth herein and in the Plan, as amended.  Any and all prior agreements between the parties hereto with respect to the Shares or the Option are hereby revoked.  This Agreement and the Plan are intended by the parties to be an integration of any and all prior agreements or understandings, oral or written, with respect to the Option and the Shares.

30.2.   The captions herein are for reference purposes only and in no way define or limit the scope or content of this Agreement or in any way affect the interpretation of its provisions.

31.           Notices.

Any and all notices provided for herein shall be sufficient if in writing and shall either be hand delivered, with receipt therefor, or sent by Federal Express or other nationally recognized courier, or by certified or registered mail, postage prepaid, return receipt requested, in the case of the Company, to its principal office, and, in the case of Optionee, to Optionee's address as shown on the Company's records.  A notice that is sent by Federal Express or other nationally recognized courier or that is sent by certified or registered mail will be deemed given on the earlier of the date the notice is received by the addressee or three (3) business days after the date the notice is sent.  Either party may change the address to which notices or other communications are to be delivered to them hereunder by giving written notice to the other party as provided in this paragraph.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, or caused this Agreement to be duly executed and delivered in their name and on their behalf, as of the day and year first above written.

COMPANY:

REXAHN PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Title:

OPTIONEE:

Name:

EXHIBIT A

NOTICE AND REQUEST OF EXERCISE
OF
OPTION TO PURCHASE
SHARES OF STOCK
OF
REXAHN PHARMACEUTICALS, INC.

The undersigned Optionee of the Stock Option Plan (the "Plan") of Rexahn Pharmaceuticals, Inc., a Delaware corporation (the "Company"), does by this notice request that the Company issue to the undersigned that number of Shares specified below at the price per Share specified below pursuant to the exercise of Optionee's Option under the Plan and the Stock Option Grant Agreement (the "Agreement") between the undersigned and the Company.

Unless otherwise defined, the terms defined in the Stock Option Grant Agreement (the "Agreement") between the undersigned and the Company are used herein as thereon defined.

Simultaneously herewith, the undersigned delivers to the Company the purchase price for the Shares (i.e., that amount which is obtained by multiplying the number of the Shares in D below by the price specified), in cash or by good check, in accordance with Section 6 of the Agreement or as otherwise provided under the Plan.

The undersigned hereby represents and warrants that the undersigned has read and understands the Plan and the Agreement and the terms and conditions set forth therein under which the Shares are acquired, shall be held and may be disposed, and hereby ratifies and confirms such terms and conditions.

The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:  (1) that the Shares have not been approved or disapproved by the Securities and Exchange Commission or any State securities commission or other regulatory authority, nor have any of such authorities passed upon or endorsed the merits of such Shares; (2) that the undersigned has had a reasonable opportunity to ask questions of the Company regarding restrictions on the transferability of the Shares and other matters relevant to the undersigned's purchase of the Shares; (3) if the undersigned is an affiliate of the Company (i.e., an officer, director or owner of 10% or more of the outstanding shares of Common Stock), the undersigned will be required to file a Form 144 with the Securities and Exchange Commission in connection with sales of the Shares pursuant to Rule 144 under the Act, the undersigned will mail a copy of such Form to the Company at the same time and each time the undersigned mails a copy to the Securities and Exchange Commission; and (4) that the Company has made no representations or warranties to the undersigned of any kind whatsoever regarding the tax treatment of the Option and/or the Shares and the undersigned has been advised to seek the advice of its own tax advisor.

Dated:	Very truly yours,

Signature

Name of Optionholder

RESIDENCE:

Street

City, State, Zip Code

A.	Date of the Agreement: ____________________.

B.	Number of Shares covered by Option: ____________________.

C.	Number of Shares which may be purchased at this time: ____________________.

D.	Number of Shares to be actually purchased at this time (must be 100 Shares or whole multiples thereof and cannot be greater than C): ____________________.

E.	Exercise price per Share: $____________________.

F.	Aggregate price to be paid for Shares actually purchased (D multiplied by E): $___________________.